Exhibit 99.1

Corporate Presentation January 2007

Cautionary Statement Regarding Forward-looking Statements and Related Matters Statements included in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Venoco, Inc. (“Venoco” or “the Company”) cautions that assumptions, expectations, projections, intentions, or beliefs about future events may, and often do, vary from actual results and the differences can be material. Some of the key factors which could cause actual results to vary from those Venoco expects include changes in natural gas and oil prices, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results, the availability and cost of gathering and transportation facilities and transportation arrangements, operational factors affecting the commencement or maintenance of producing wells, the condition of the capital markets generally, as well as the Company’s ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting Venoco’s business. More information about the risks and uncertainties relating to Venoco's forward-looking statements are found in the Company’s SEC filings, including under the heading "Risk Factors" in Venoco's registration statement on Form S-1 as declared effective by the SEC on November 16, 2006.  You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  Except as otherwise required by law, Venoco does not undertake any obligation to update any forward-looking or other statements as a result of new information, future events or otherwise. The SEC has generally permitted oil and gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company uses the term "probable" to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves. Any estimates of probable reserves in this presentation have been prepared by independent third party engineers.

Stable, oil leveraged, long-lived asset base with significant resource potential Core operating areas contain large volumes of hydrocarbons in place Offshore California, Sacramento Basin and Hastings Field (Texas) 94.5 MMBOE of proven reserves Potential for substantial upside from geologically adjacent opportunities Low-risk, multi-year drilling inventory with visible near-term production growth Over 630 identified locations (5+ years) Successful, focused acquisition strategy $6.27/BOE reserve replacement cost since inception Large management equity stake Objectives aligned with those of shareholders Key Investment Highlights

Company Overview

VENOCO, INC

Map of Operations



CONSTITUTION FIELD
GIDDINGS FIELD
WORD FIELD
AWP FIELD
HASTINGS FIELD

Sacramento Basin Principal Fields

- Grimes
- Willows

Coastal California Principal Fields

- South Ellwood
- Sockeye
- Santa Clara

Proved Reserves by Area[1]



Texas 25%
Coastal California 45%
Sacramento Basin 30%

94 MMBOE (57% Oil; 57% PD)

Pre-Tax PV-10: $1,701 million[2]

Additional Portfolio Highlights

Proved [1]	94.5 MMBOE
Q3 2006 Daily Production	17.0 MBOE/d
Proved Reserve Life Index[3]	15.3 years
% of Properties Operated[4]	94%

(1) Based on 7/31/06 reserve report.

(2) See appendix for GAAP reconciliation.

(3) Based on 7/31/06 proved reserves and 3Q06 production.

(4) Based on 3Q06 production

4

History

VENOCO, INC

1992 - 2002	
1992	Company founded
1994	Venoco makes first of 36 acquisitions
1998	Venoco issues $60 million of preferred stock to Enron affiliates
2002	Enron attempts to monetize preferred stock utilizing hostile methods
	CEO Tim Marquez leaves Venoco and starts Marquez Energy

2004 - Current	
2004	Mr. Marquez returns to Venoco as CEO and consolidates ownership
	Venoco repurchases Enron preferred stock and eliminates all ties with Enron
	Venoco begins to strengthen its operating and management team through personnel additions
2005	Marquez Energy is rolled into Venoco
	Venoco initiates capital investment program / divests non-core assets
2006	Venoco acquires TexCal Energy LLC for $456 million
	Continues acceleration of drilling program
	Venoco IPO raises $157.9 million net

Since Tim Marquez's return in 2004, production has increased 61%(1).

(1) Based on production from June 2004 to 3Q 2006 average.

5

Focused Acquisition Strategy…

VENOCO, INC

- Acquisition strategy focuses on core competencies
  - Industry leading technical and operating expertise in target basins
  - Consolidation in core operating areas
  - Improving recoveries on fields with large amounts of original oil in place
  - California - limited competition for assets; massive, underdeveloped fields

TexCal Acquisition – March 2006

- $456 million cash acquisition
  - Underdeveloped assets with meaningful, low-risk upside potential
  - 31 MMBOE at acquisition; 45 MMBOE current (42% increase)
  - 2005 production of 4,360 BOE/d; Sep '06 production of 6,414 BOE/d
  - Added over 400 drilling locations
- More than doubled assets in Sacramento Basin
- Hastings CO_2 enhanced oil recovery project has potential to substantially increase Venoco's proved reserves

Greater Grimes Operations



Venoco
TexCal

6

With Proven Results Based on acquisitions in South Ellwood (1997), Sockeye (1999) and Sacramento Basin (1996) Reserve Growth Value Creation (MMBOE) 80% of acquired proved reserves remaining. 30.0 42.2 At AcquisitionCurrent(7/31/06)Proved ReservesProved ReservesProduction52.872.2Acquisition CostsProvedPV-10 Cumulative Free Cash Flow

Building Momentum

VENOCO, INC

Historical Daily Production(1)



BOE / d
18,000
15,000
12,000
9,000
6,000
3,000
0
Enron Bankruptcy Effect
Sac Basin Three Acq's
TexCal Energy
2003
2004
2005
2005 PF
Q1(2) 2006 PF
Q2 2006
Q3 2006

($ in millions)	2003	2004	2005
Drilling Capex	$3	$15	$62

Historical Adjusted EBITDA(3)



($ Millions)
$175
$150
$125
$100
$75
$50
$25
$0
$38
$62
$98
$152
$122
2003
2004
2005
2005 PF(2)
YTD 3Q '06 PF(2)

(1) Net of divested properties.
(2) Pro forma for the TexCal acquisition.
(3) See Appendix for our definition of Adjusted EBITDA and GAAP reconciliation.

8

Capital Budget ($ in millions) Estimated 2007 Capex by Geographic Region ($ in millions) Estimated 2007 Capex by Category $200 million $200 million Significant production growth expected from expanded Sacramento Basin development drilling Moving from current 3-rig program to 5-rig program in 2007 110 to 120 estimated wells from 70 to 80 in 2006 Statistical play; 90% success rate(1) Additional growth from identified Hastings opportunities Expect continued success with increasing volumes from existing reservoirs Robust inventory of low-risk rework projects (1) Venoco standalone since 2004. $46$115$39Texas 23%SacramentoBasin58%CoastalCalifornia 19%$151$20$29Development Drilling 76%Exploration / Delineation 10%Facilities 14%

Unlocking Shareholder Value

VENOCO, INC

- More than 630 drilling locations
- Capital program, new drilling techniques, improved imaging and enhanced recovery methods expected to enable Venoco to unlock potential of portfolio and build net asset value per share
- Select assets are suitable for an MLP

Area	Drilling Locations	Asset Highlights / Opportunities	
Sacramento Basin	509	• Dominant player in California's largest "resource play" • Continuous 5-rig program in 2007[(1)]	• Downspacing potential • New completion techniques (fracturing) • Deeper / new horizons
Coastal California	68	• 3,645 MMBOE OOIP on major properties (9% produced) • Efforts underway to increase recovery factors	• Horizontal wells in the Sockeye Field • Lease extension and exploration upside in South Ellwood Field
Texas	60	• Continue development drilling • Growing inventory of rework opportunities (200+ wells currently)	• Significant CO_2 potential • 3D seismic over Hastings and Liberty Fields
Total	**637**		

(1) Three rigs currently running.

10

Substantial Growth in Net Asset Value

- Venoco's current project inventory provides for multiple opportunities to continue to increase proved reserves

Identified Resource Potential



Proved Reserves
S. Ellwood Lease Extension
Hastings Field CO2
Sacramento Basin Infill / Upside
Monterey Shale Enhanced Recovery
Other

11

Property Overview

Sacramento Basin Summary

VENOCO, INC

Sacramento Basin Fields





Historical Production (1)



MCFE/d
55% Growth
22,885
35,538
2Q 2005
2Q 2006
Venoco
TexCal

- 171 BCF proved (100% gas; 36 MMCF/d net in 2Q06)
  - Currently on 40-acre spacing
- Low-risk natural gas resource play
  - 90%(2) drilling success rate since beginning of 2004
- 509 drilling locations / 400 recompletion opportunities
- Well cost of ~$0.9 million with ~0.8 BCFE per well
- Attractive differentials to NYMEX
- No downspacing restrictions; year-round drilling

2006 and Future Plans

- 2006 capital expenditures of $78 million (62 new wells/ 34 recompletions)
- Continue to develop resource play through new recovery techniques and downspacing
- Increased acreage position 197% since November 2004; continue to actively acquire regional leasehold

(1) Pro forma net production.

(2) Drilling success represents historical Venoco standalone.

Venoco is one of the largest producers in the Sacramento Basin.

13

Sacramento Basin Upside Potential Forbes Formation Infill Development Drilling Program Multiple stacked sands / isolated gas traps Majority of proved locations booked on 40-acre spacing; substantial upside through potential 20-acre infill program Low-cost recompletion program further enhances economics of each location X X X X O O O O O 80 acres 80 acres 80 acres 40 acres 40 acres 40 acres 40 acres 20 acres 20 acres 20 acres 20 acres 1,500 – 3,500 ft. 2,800 – 8,900 ft. Low risk downspacing opportunity - ~75% of Venoco’s existing wells drain less than 20 acres, ~50% drain less than 10 acres.

Texas Properties - Hastings Field Summary

VENOCO, INC

Historical Hastings Field Net Production


(BOE/d)
TexCal Acquisition
39% Growth
2,600
2,400
2,200
2,000
1,800
1,600
1,400
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

- Underexploited due to limited capital investment by previous owner
- 16% proved reserve growth since acquisition
- Increased net production to 2,451 BOE/d in December 2006 from 1,833 BOE/d in April 2006
- High quality, 31° oil; priced at index
- Further increases possible through additional low risk, "quick hit" opportunities
  - Improve lift efficiency / water handling
  - Workovers & existing well recompletions
  - Return idle wells to production
  - 200+ identified projects
  - Increase working interest
- 3D seismic survey
  - No previous 3D seismic surveys performed
  - Deeper pay potential

15

Texas Properties - Hastings Field CO_2 Project

VENOCO, INC

Top Potential Gulf Coast CO_2 Fields [(1)]

Field / State	Year Discovered	Cumulative Production (MMbbl)
Conroe / TX	1931	728
Hastings, West / TX	1935	637
Caillou Island / LA	1942	630
Webster / TX	1936	595
Giddings / TX	1960	430

Hastings Resource Profile



MMBOE
637
+13
+512
1,162
Historical Production
Proved Reserves
Remaining Oil in Place
Original Oil in Place

% of Original Oil in Place[(1)]

55%	1%	44%	100%

(1) Advanced Resources Int'l prepared for U.S. Department of Energy, March 2005: "Basin Oriented Strategies for CO2 Enhanced Oil Recovery."

- Venoco recently announced a $50 million option agreement with Denbury Resources ("DNR")
  - DNR receives the option to acquire the Hastings Field from 11/1/08 to 11/1/09
  - Venoco receives $37.5 million from DNR for granting the option, and an additional $12.5 million over the next two years
- Upon exercise, DNR would pay Venoco PV-10 for the existing Hastings Field reserves
  - Venoco retains a 2% overriding royalty interest and a 22.3% reversionary interest following payout
- DNR will be obligated to commence CO_2 injections within 3 years
  - DNR carries Venoco for field and pipeline development costs
- The first phase has the potential to add 15 – 30 MMBOE, net to Venoco
  - Ultimate potential up to 60 MMBOE
  - Opportunity for large, low cost reserve additions
- No CO_2 related proved or probable reserves booked as of 7/31/06

In addition to an upfront cash payment, the DNR Joint Venture adds incremental visibility to Venoco's reserve and production growth outlook.

16

California Offshore Summary Key Features Legacy Venoco assets Significant barriers to entry Stable production / modest maintenance capex requirements Massive fields with 3.6+ billion barrels OOIP1% incremental recovery = 36 MMBbls Monterey Reservoir Unconventional reservoir / fractured shale 1,000 - 3,500’ thick, multiple horizons / fault blocks 2006 and Future Plans Exploit unconventional fractured reservoirs / unlock additional identified resource from new zones Fracture detection & fracture modeling Applied drilling technologiesRecent capital outlays support near-term production growth Infill Monterey development Secondary recovery potential Note: MMS estimates of ultimate recovery. California Offshore Reserve History MMBOE Company expects 4% base decline rate 36.634.437.336.512/31/0312/31/0412/31/057/31/06

California Offshore Upside Opportunities South Ellwood Santa Clara Unit Expand reserves and production through low-risk development projects and targeted delineation of new horizons, including: Lease extension not included in 7/31/06 proved or probable reserve reportsMonterey infill drilling Prospectivity in northern/northeastern fault blocks Improved lift efficiency Sockeye Field Waterflood projects / Monterey development Sockeye Field Extension Improvements in imaging and drilling technologies may unlock substantial new reserves on identified structures Santa Clara Field (Platform Grace) Permitted and approved Evaluating drilling and completion alternatives Lease Extension Area Existing Leases

Financial Discussion

Financial Strategy Accelerate development of low risk drilling inventory to increase EBITDA, cash flow and net asset value Significant free cash flow from low decline legacy assets will fund higher growth assets Maintain conservative financial policy: Fund capex from operating cash flow Preserve financial flexibility through undrawn revolver capacity Utilize oil and gas derivatives to limit commodity price downside risk Protects cash flow and supports equity returns and leverage Approximately 65% of PDP hedged (2007E – 2010E) Intensify efforts to increase efficiency: Lower cash operating costs (LOE and G&A) per BOE produced Monetize non-core assets

Capitalization ($ in millions)Pro Forma(1)9/30/2006Cash and cash equivalents17.1$ Plant, property and equipment, net771.5Total assets889.2Long-term debt, excluding current portion522.4Stockholders' equity183.6(1) Pro forma to reflect the issuance of 10 million shares of common stock on November 17, 2006at $17.00 per share and the use of the net proceeds to repay long-term debt.

Operating Margins $/BOE (1) Cash operating costs consist of production expenses and transportation expenses (production expenses include production taxes). See Appendix for GAAP reconciliation. See Appendix for definition of Adjusted EBITDA and GAAP reconciliation. Estimates are the midpoint of operational guidance. (1) (2) (3) $12.89$13.43$13.62$15.45$13.00$2.77$3.79$3.44$4.57$3.25$15.35$23.29$26.12$26.92Cash Operating CostsG&AAdjusted EBITDA200420052005 Pro Forma2007EYTD 3Q06 ProForma

Operational Guidance The above information reflects estimates of certain results for the full year 2007 for Venoco.  These estimates are made as of the date of this presentation and are based on assumptions and estimates that management believes are reasonable based on available information as of the date of this presentation; however, management's assumptions and Venoco's future performance are both subject to a wide range of business risks and uncertainties and there is no assurance that these goals and estimates can or will be met.  Except as otherwise required by law, Venoco does not undertake any obligation to update these estimates as a result of new information, future events or otherwise.  See "Cautionary Statement Regarding Forward-looking Statements" and the Company's filings with the SEC, including statements under the heading "Risk Factors" in the Company's registration statement on Form S-1 as declared effective by the SEC on November 16, 2006, for additional information relating to risks and uncertainties that may affect Venoco's business and performance. Cash operating costs consist of production expenses and transportation expenses (production expenses include production taxes). See Appendix for GAAP reconciliation. Pro forma for TexCal acquisition. Not pro forma for TexCal acquisition. $200.0 $135.14 Capital Expenditures (Oil & Gas) $3.00 – $3.50 $4.573 G&A ($/BOE) $12.50 – $13.50 $15.70 Cash Operating Costs2 ($/BOE) 22.0 – 24.0 17.1 Average Daily Production (MBOE/d) 2007E1 9 Mo. Ended 9/30/06 ($ in millions except unit costs)

Exposure to unique, growth-levered production profile 60% production growth since Mr. Marquez returned Low-risk, multi-year production growth profile Captured, geologically-proven resource in place offers visible potential for reserve growth Multiple, easily identifiable avenues of tangible net asset value accretion Long-lived, oil-levered asset base provides optionality Significant CO2 opportunity Management / shareholder alignment Proven ability to create shareholder wealth Creating Shareholder Value:

Appendix

GAAP Reconciliations $1,700,936 PV10 Value $555,938 Add: Present value of future income tax discounted at 10% $1,144,998 Standardized measure of discounted future net cash flows July 31, 2006 In thousands Cash Operating Costs Cash operating costs consist of production expenses and transportation expenses (production expenses include production taxes). Pre Tax PV10 Year Ended December 31,Nine Months Ended September 30,2004200520052006Production expenses49,567$ 54,038$ 76,239$ 69,100$ Transportation expenses2,9152,5962,7682,284Total52,482$ 56,634$ 79,007$ 71,384$ General and administrative, net of capitalized amounts11,272$ 16,007$ 19,982$ 21,099$ Cash Operating Costs/BOE12.89$ 13.43$ 13.62$ 15.45$ G&A/BOE2.77$ 3.79$ 3.44$ 4.57$ Production (BOE)4,0724,2185,8024,619Year Ended December 31,HistoricalPro Forma

GAAP Reconciliations

VENOCO, INC

Adjusted EBITDA

Adjusted EBITDA as net income before (i) net interest expense, (ii) income tax expense, (iii) depreciation, depletion and amortization, (iv) amortization of deferred loan costs, (v) the cumulative effect of change in accounting principle, (vi) pre-tax unrealized gains and losses on derivative instruments and (vii) non-cash expenses relating to share-based payments under FAS 123R.

	Historical			Pro Forma	
	Year Ended December 31,			Year Ended December 31,	Nine Months Ended September 30,
	2003	2004	2005	2005	2006
Net income	$ 11,179	$ 23,506	$ 16,110	$ 2,202	$ 21,748
Interest expense, net	2,125	2,269	13,673	56,445	45,606
Income tax expense	7,876	16,088	10,300	1,000	14,150
DD&A	16,161	16,489	21,680	55,381	50,949
Amortization of deferred loan costs	370	3,050	1,755	4,785	3,507
Cumulative effect of change in accounting principal	411	-	-	-	-
Pre-tax unrealized losses on derivative instruments	-	1,096	34,725	31,750	(13,470)
Pre-tax share based payments	-	-	-	-	1,845
Adjusted EBITDA	$ 38,122	$ 62,498	$ 98,243	$ 151,563	$ 124,335
Production (BOE)	4,049	4,072	4,218	5,802	4,619
Adjusted EBITDA/BOE	$ 9.42	$ 15.35	$ 23.29	$ 26.12	$ 26.92

27